UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2004

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28009	33-0442860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Green Hills Road, Scotts Valley, California	95066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (831) 430-3800

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 30, 2004, the Board of Directors of Rainmaker Systems, Inc. (the “Company”) elected Mr. Bradford Peppard as a director of the Company.

Mr. Peppard is not party to any arrangement or understanding with any person pursuant to which Mr. Peppard was selected as a director; nor is Mr. Peppard a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Peppard was not appointed to serve on any committees of the Company’s Board of Directors. Mr. Peppard may be appointed to one or more committees of the Company’s Board of Directors in the future, at which point the Company shall amend this form 8-K to disclose each such appointment within four business days of such appointment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

October 6, 2004	/s/ Michael Silton
Date	(Signature)

By: Michael Silton
Title: Chief Executive Officer